Putnam
High Yield
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam High Yield Municipal Trust was among the beneficiaries. During the fiscal year that ended on March 31, 2001, your fund provided both an attractive return and a high level of tax-free income for shareholders.

The credit spread between top-rated and lower-quality investment-grade issues widened during the period as risk-averse equity investors bid up prices of the highest-quality issues. As a result, Fund Manager Blake Anderson was able to acquire some attractively priced issues from the lower end of the investment-grade spectrum and thereby increase the fund's level of current income.

In the following report, Blake reviews fund performance and the management strategies he pursued in fiscal 2001, then discusses the fund's prospects as it enters its new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001


REPORT FROM FUND MANAGEMENT

Blake E. Anderson

During the year ended March 31, 2001, investors in Putnam High Yield Municipal Trust reaped strong returns as solid management and a strong municipal bond market combined to produce favorable performance for your fund. With increasing volatility in the equity markets, investors have generally sought refuge in fixed-income securities. The more positive returns and relatively lower risk of higher-rated municipal bonds compared to other bond sectors has made them particularly attractive, boosting the fund's market price substantially.

Total return for 12 months ended 3/31/01

      NAV                Market price
-------------------------------------------------------------------------
     7.80%                  21.63%
-------------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from the portfolio's net asset value. Performance information for longer periods begins on page 6.

* FAVORABLE ENVIRONMENT FOR MUNICIPALS

The decline in the equity markets last fall was the year's defining event for the capital markets. There was a tremendous flight to quality during this period. This asset movement was helpful for bonds in general, but especially for high-quality bond sectors, such as insured municipals and Treasuries. On an after-tax basis, municipals were the top-performing fixed-income sector in 2000.

There were two other important market-related factors during the period. First, yields in the municipal bond market declined by roughly half a percentage point from the end of July 2000 through the end of January 2001. Second, there was a significant widening of credit spreads (the difference in yield between bonds of high credit quality and those of lower credit quality) because of the flight to quality. These spreads created an unusual opportunity for us to invest in lower-rated bonds at undervalued prices, with the goal of increasing the fund's income level.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 36.0%

AA/Aa -- 0.2%

A -- 7.5%

BBB/Baa -- 21.7%

BB/Ba -- 21.8%

B -- 10.2%

Other -- 2.6%

Footnote reads:
*As a percentage of market value as of 3/31/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* STRONG DEMAND IN CALIFORNIA AND NEW YORK

In the municipal market, there are many factors that we consider important for performance, including duration, the shape of the yield curve, and credit quality. We also generally pay close attention to what is going on in California and New York because those states issue a large number of municipal bonds and are therefore highly influential in the overall market. From August through October, we saw tremendous demand for California municipals, while between November and January, there was a great deal of demand for New York municipals. In both states, the demand came largely from wealthy individuals who were taking profits from their equity holdings and diversifying into the relative safety and higher quality of bonds during the stock market downturn.

* AIRPORT/AIRLINE SECTORS HELP FUND'S INCOME

The airport sector continues to supply the fund with attractive income. As ticket sales remain high even in the face of higher fuel prices and a weakened economy, airports are gearing up by launching ambitious capital improvement projects. The U.S. Department of Transportation expects the total number of domestic passengers on U.S. air carriers to top 1 billion annually in the next decade, up from the current 700 million. To keep up with this expected increase in demand, the nation's airports need to be upgraded. In the past 30 years, only two new major airports have been built: Dallas-Fort Worth International Airport and Denver International Airport. Bonds issued to support both have been long-time holdings of your fund.

In contrast to the unstoppable growth of the airport industry, the airline industry has been experiencing some difficulties. In an increasingly competitive playing field, consolidations are reshaping several of the major U.S. airlines. However, greater merger and acquisition activity can create attractive investment opportunities. At the end of the year, bonds backed by American Airlines were among the fund's 10 largest holdings. American is one of the largest carriers in the United States, with 700 jetliners serving roughly 170 destinations around the world.

Utilities represent another important sector within your fund's portfolio. For years, utilities have been struggling with deregulation, casting a cloud of uncertainty over this sector. In an effort to help state-owned utilities, the IRS released new rules in January that would allow them to sell power to private parties. The only drawback to the positive ruling is that the new rules expire in 2004, keeping public power utilities in financial limbo for another three years. Although we continue to look for opportunities in the utility industry, we purposely avoided unenhanced Southern California Edison and PG&E bonds during the period.

"Municipal bonds are designed mainly to provide income and stability. In today's troubled markets, those are the investments most likely suited to steal the show."

-- Business Week Online, March 19, 2001


The health-care sector has been going through a difficult period for several years but is finally gaining some stability. The federal government has recognized that hospitals have been underfunded, and it is addressing that problem by dipping into the current budget surplus. Hospitals are also helping themselves by walking away from unprofitable businesses. Affluent senior citizens are also breathing life into the health-care industry by increasingly choosing to reside in assisted living communities, many of which are funded through municipal bond issues. Together, revenue bonds from hospital systems and nursing homes made up 26.2% of your fund's portfolio at the end of March.

* OUTLOOK AND STRATEGY

Economic indicators have shown that the economy is slowing rapidly, raising concerns that a recession may be imminent. The continuing volatility in the stock markets heightens those concerns. However, the Federal Reserve Board has cut interest rates by two full percentage points through April and has indicated a willingness to make further reductions. History shows that the effects of interest-rate cuts are reflected in higher economic growth rates
6 to 12 months later. In addition, the federal government is considering income-tax cuts, which can further stimulate consumer spending. For these reasons, we believe that the economy is experiencing a slowdown rather than a recession, and that a recovery is likely to develop in the second half of 2001.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Iowa Financing Authority Health
Care Facility
9.25%, 7/1/25

Los Angeles, California, Regional
Airport Improvement Corp.
9.25%, 8/1/24

Delaware Valley Regional Finance
Authority
7.75%, 7/1/27

Butler, Alabama, Industrial
Development Board
8.00%, 9/1/28

Texas State Housing and
Community Affairs Home Mortgage
9.967%, 7/2/24

California Statewide Community
Development Authority
6.02%, 1/1/22

Massachusetts State Industrial
Finance Agency Revenue Bonds
(Orchard Cove, Inc.)
9.00%, 5/1/22

Indianapolis Industrial Airport
Authority
7.10%, 1/15/17

Chicago, O'Hare International
Airport Special Facilities Revenue
Bonds (American Airlines)
8.20%, 12/1/24

Hodge County, Louisiana,
Combined Utility
9.00%, 3/1/10

Footnote reads:
These holdings represent 26.8% of the fund's net assets as of 3/31/01. Portfolio holdings will vary over time.

We still believe that lower-rated credit sectors offer good value, although recession fears continue to influence market behavior. A weak economy can be a negative for lower-rated credits in terms of increasing default rates, but because the current weakness represents a slowdown from such a high rate of growth and has the added support of Fed easing, we are not unduly concerned. The existing fundamentals of low interest rates, low inflation, and strong consumer spending are not consistent with a recession. Municipal bond supply is keeping pace with this demand -- up 43% over the supply at this time last year. Supply usually increases when interest rates are falling, both from new issuance and advance refundings.

With the yield curve steepening and the Fed easing, we are confident about the prospects for municipal bonds. That said, we believe it is more important to focus on an investor's long-term goals rather than pursue the best returns from year to year. Ideally, municipal bonds should serve as an anchor in an investor's portfolio, protecting against stock market volatility and providing tax-exempt income. Those continue to be the goals of your fund's portfolio management team.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Municipal Trust seeks current income free from federal income tax by investing in higher-yielding lower-rated municipal securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/01

                                             Lehman
                               Market   Brothers Municipal      Consumer
                     NAV       price        Bond Index        price index
-------------------------------------------------------------------------------
1 year              7.80%      21.63%        10.93%               2.92%
-------------------------------------------------------------------------------
5 years            27.38       16.68         37.45               13.23
Annual average      4.96        3.13          6.57                2.52
-------------------------------------------------------------------------------
10 years           97.53       91.58        102.71               30.59
Annual average      7.04        6.72          7.32                2.70
-------------------------------------------------------------------------------
Life of fund
(since 5/25/89)
Annual average      6.88        6.07          7.46                3.03
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/01

-------------------------------------------------------------------------------
Distributions from common shares:
-------------------------------------------------------------------------------
Number                                                       12
-------------------------------------------------------------------------------
Income                                                    $0.567
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.567
-------------------------------------------------------------------------------
Preferred shares:                                 Series A (900 shares)
-------------------------------------------------------------------------------
Income                                                   $2,081.90
-------------------------------------------------------------------------------
Capital gains 1                                              --
-------------------------------------------------------------------------------
  Total                                                  $2,081.90
-------------------------------------------------------------------------------
Share value (common shares):                         NAV         Market price
-------------------------------------------------------------------------------
3/31/00                                             $8.18         $7.250
-------------------------------------------------------------------------------
3/31/01                                              8.22          8.220
-------------------------------------------------------------------------------
Current dividend rate 2                              6.57%          6.57%
-------------------------------------------------------------------------------
Taxable equivalent 3                                10.88          10.88
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal income tax. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all of your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Municipal Trust, including the fund's portfolio, as of March 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and financial highlights for each of the years in the four-year period ended March 31, 2000 were audited by other auditors whose report dated May 9, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Municipal Trust as of March 31, 2001, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                               KPMG  LLP
Boston, Massachusetts
May 7, 2001




THE FUND'S PORTFOLIO
March 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
Alabama (2.7%)
-------------------------------------------------------------------------------------------------------------------
$         5,750,000 Butler, Indl. Dev. Board Rev. Bonds
                    (Solid Wast Disp. James River Corp.),
                    8s, 9/1/28                                                            BBB-       $    6,159,688

Arizona (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Coconino Cnty., Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.),
                    Ser. A, 7 1/8s, 10/1/32                                               Ba3             2,559,375

Arkansas (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Northwest Regl. Arpt. Auth.
                    Rev. Bonds, 7 5/8s, 2/1/27                                            BB/P            2,155,000

California (7.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CA Poll. Control Fin. Auth. Ind. Dev.
                    (Pacific Gas & Electric),
                    Ser. A, MBIA, 5.35s, 12/1/16                                          AAA/P           1,013,750
          5,700,000 CA Statewide Cmnty. Dev. Auth. IF COP
                    (Motion Picture & TV Fund),
                    AMBAC, 6.018s, 1/1/22                                                 Aaa             5,664,375
          2,000,000 Foothill/Eastern Corridor Agcy. CA Toll Road
                    Rev. Bonds, 5 3/4s, 1/15/40                                           Baa3            2,030,000
          1,000,000 Gilroy Project Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P               923,750
          6,320,000 Los Angeles, Regl. Arpt. Impt. Corp. Rev. Bonds
                    (Continental Airlines), 9 1/4s, 8/1/24                                BB+/P           7,102,100
          1,650,000 San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                    Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                             Aaa               321,750
                                                                                                      -------------
                                                                                                         17,055,725

Colorado (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       BB/P            1,147,500
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          3,670,000 8 3/4s, 11/15/23                                                      A2              3,840,949
          1,330,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             1,400,357
                                                                                                      -------------
                                                                                                          6,388,806

Delaware (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Delaware Valley, Regl. Fin. Auth. Govt. Rev. Bonds,
                    Ser. C, AMBAC, 7 3/4s, 7/1/27                                         Aaa             6,812,500

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 District of Columbia, Tobacco Settlement Fin. Corp.
                    Rev. Bonds, 6 3/4s, 5/15/40                                           A1              1,528,125

Florida (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs.
                    Rev. Bonds (Cypress Cove Hlth. Pk.),
                    Ser. A, 6 3/8s, 10/1/25                                               BB-/P           1,314,375
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            1,995,000
                                                                                                      -------------
                                                                                                          3,309,375

Georgia (4.1%)
-------------------------------------------------------------------------------------------------------------------
          3,025,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), Ser. B, 10s, 4/1/17                          AAA/P           3,320,089
          2,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlthcare Sys.), 6 1/4s, 10/1/18                              B/P             1,747,500
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
          1,200,000 8.719s, 8/1/10                                                        Aaa             1,320,000
          2,700,000 8.719s, 8/1/10, Prerefunded                                           Aaa             3,030,750
                                                                                                      -------------
                                                                                                          9,418,339

Illinois (6.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,838,000 (United Airlines, Inc.), Ser. B, 8.95s, 5/1/18                        Baa2            1,900,529
          1,670,000 (United Airlines, Inc.), Ser. 84A, 8.85s, 5/1/18                      Baa2            1,726,897
          4,250,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            4,722,813
          1,750,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Baa2            1,765,313
          2,680,000 East Chicago, Ind. Exempt Fac. Rev. Bonds
                    (Ispat Inland, Inc.), 7s, 1/1/14                                      B               2,016,700
                    IL Hlth. Fac. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.), Ser. A
            900,000 7 7/8s, 7/1/20 (acquired 1/25/96,
                    cost $905,000) (RES)                                                  D/P               603,000
          1,235,000 7 7/8s, 7/1/20, Prerefunded                                           AAA/P           1,454,213
                                                                                                      -------------
                                                                                                         14,189,465

Indiana (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.),
                    MBIA, 4 3/4s, 11/15/28                                                Aaa             2,685,000
          4,500,000 Indianapolis Indl. Arpt. Auth. Special Fac.
                    Rev. Bonds (Federal Express Corp.),
                    7.1s, 1/15/17                                                         Baa2            4,786,875
                                                                                                      -------------
                                                                                                          7,471,875

Iowa (4.5%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BB/P           10,327,495

Kentucky (2.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Boone Cnty., Poll. Control Rev. Bonds
                    (Dayton Pwr. & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                     A2              4,140,000
          1,395,000 Jefferson Cnty., 1st Mtge. Rev. Bonds
                    (AHF/KY-IOWA, Inc.), 10 1/4s, 1/1/20                                  CCC/P           1,311,300
                                                                                                      -------------
                                                                                                          5,451,300

Louisiana (4.2%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 Hodge, Combined Util. Rev. Bonds
                    (Stone Container Corp.), 9s, 3/1/10                                   B/P             4,697,658
          2,150,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/25                     B-/P            2,160,750
          2,500,000 LA Pub. Fac. Auth. 1st. Mtge. Rev. Bonds
                    (St. James Place), 10s, 11/1/21                                       B-/P            2,643,575
                                                                                                      -------------
                                                                                                          9,501,983

Massachusetts (10.8%)
-------------------------------------------------------------------------------------------------------------------
                    Atlas Boston Tax Exempt Rev. Bonds
          2,000,000 Ser. 99-1, 7 1/4s, 1/1/35
                    (acquired 11/18/99, cost $2,000,000) (RES)                            B-/P            2,092,500
          1,000,000 Ser. 1, 6.65s, 1/1/35
                    (acquired 11/18/99, cost $1,000,000) (RES)                            BB+/P           1,048,750
                    MA State Hlth. & Edl. Fac. Auth. IFB
          3,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 9.74s, 8/12/21                    Aaa             3,170,910
          2,000,000 (New England Medical Ctr.), MBIA, 6.43s, 7/1/18                       Aaa             2,015,000
          4,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
                    Ser. 53, MBIA, 6.15s, 12/1/29 (SEG)                                   Aaa             4,646,250
                    MA State Indl. Fin. Agcy. Res. Recvy.
                    Rev. Bonds (Southeastern MA)
          1,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           1,453,844
          3,500,000 Ser. A, 9s, 7/1/15                                                    BB-/P           3,633,455
                    MA State Indl. Fin. Agcy. Rev. Bonds
          4,500,000 (Orchard Cove Inc.), U.S. Govt. Coll., 9s, 5/1/22                     AAA/P           4,900,860
          3,220,000 (Evanswood Bethzatha), 7.85s, 1/15/17
                    (acquired 12/13/96, cost $3,220,000) (RES)                            D/P             1,706,600
                                                                                                      -------------
                                                                                                         24,668,169

Michigan (3.7%)
-------------------------------------------------------------------------------------------------------------------
          2,515,000 Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          2,819,944
          1,350,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture),
                    5 3/4s, 10/1/22                                                       BBB/P           1,456,313
          1,000,000 MI State Strategic Fund Resource Recvy. Ltd. Oblig.
                    Rev. Bonds (Central Wayne Energy Rec.),
                    Ser. A, 7s, 7/1/27                                                    CCC/P             815,000
          2,000,000 MI State Strategic Fund Solid Waste Disp.
                    Rev. Bonds (Genesee Pwr. Station),
                    7 1/2s, 1/1/21                                                        BB/P            1,947,500
          1,500,000 Wayne Charter Cnty., G.O. Bonds
                    (Detroit Met. Arpt. Hotel),
                    Ser. A, MBIA, 5s, 12/1/30                                             Aaa             1,447,500
                                                                                                      -------------
                                                                                                          8,486,257

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Resh Hlth. Svcs. Syst.), MBIA, 3.25s, 10/15/14                       VMIG1           2,000,000

Montana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,101,250

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NE Investment Fin. Auth. Hosp. IFB, MBIA,
                    9.654s, 12/8/16                                                       Aaa             1,070,870

Nevada (3.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Clark Cnty., G.O. Bonds (Pk & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,609,375
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,135,000
                                                                                                      -------------
                                                                                                          6,744,375

New Hampshire (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (NH College), 6 3/8s, 1/1/27                                          BBB-              920,000
          1,000,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Franklin Regl. Hosp. Assn. PJ),
                    Ser. A, 6.05s, 9/1/29                                                 BB/P              780,000
          1,500,000 NH State Bus. Fin. Auth. Swr. & Solid Waste
                    Rev. Bonds (Crown Paper), 7 7/8s, 7/1/26
                    (In default) (NON)                                                    D/P             1,230,000
                                                                                                      -------------
                                                                                                          2,930,000

New Jersey (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group)
          2,500,000 7 1/2s, 7/1/30                                                        Baa3            2,521,875
            660,000 7 3/8s, 7/1/15                                                        Baa3              666,600
                                                                                                      -------------
                                                                                                          3,188,475

New York (5.5%)
-------------------------------------------------------------------------------------------------------------------
          2,350,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    IFB, FGIC, 9.526s, 7/1/29
                    (acquired 12/19/94, cost $2,435,729) (RES)                            Aaa             2,802,375
          3,000,000 NY State Hsg. Fin. Agcy. Svcs. Contracts Oblig.
                    Rev. Bonds, Ser. A, 7 3/8s, 9/15/21                                   Aaa             3,181,110
          2,000,000 NY State Local Govt. Assistance Corp.
                    Rev. Bonds, Ser. D, 6 3/4s, 4/1/21                                    Aaa             2,112,380
          1,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  BB-/P           1,492,500
          2,160,000 Port Auth. NY & NJ Special Oblig. Rev. Bonds
                    (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      Ba2             2,215,512
            800,000 Syracuse, Indl. Dev. Agcy. 1st Mtge. Rev. Bonds
                    (Jewish Home), Ser. A, 7 3/8s, 3/1/21                                 BB-/P             797,000
                                                                                                      -------------
                                                                                                         12,600,877

North Dakota (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            2,075,000

Ohio (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Cleveland, Arpt. Syst. Rev. Bonds,
                    Ser. A, FSA, 5s, 1/1/21                                               Aaa             1,970,000
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,541,250
                                                                                                      -------------
                                                                                                          3,511,250

Oklahoma (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   Aaa             1,035,000

Oregon (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Multnomah Cnty., Hosp. Fac. Auth.
                    Rev. Bonds (Terwilliger Plaza Project),
                    6 1/2s, 12/1/29                                                       BB-/P             868,750

Pennsylvania (8.5%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Allegheny Cnty., Indl. Dev. Auth. Arpt.
                    Special Fac. Rev. Bonds (U.S. Air, Inc.),
                    Ser. A, 8 7/8s, 3/1/21                                                B                 285,424
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            1,040,000
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          3,250,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A               3,810,625
            500,000 (Amtrak Project), Ser. A, 6 3/8s, 11/1/41                             A3                503,125
          2,500,000 PA State Higher Ed. Assistance Agcy.
                    Student Loan IFB, AMBAC, 9.682s, 9/1/26                               Aaa             2,875,900
          4,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways Project), 8 1/8s, 5/1/30                     B/P             4,195,000
          2,100,000 Philadelphia, Muni. Auth. Rev. Bonds,
                    Ser. C, 8 5/8s, 11/15/16                                              Aaa             2,211,111
          3,400,000 Philadelphia, Regl. Port Auth. Lease IFB
                    (Kidder MVRICS), MBIA, 8.15s, 9/1/13                                  Aaa             3,782,500
            750,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P              732,188
                                                                                                      -------------
                                                                                                         19,435,873

South Carolina (1.6%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              608,250
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              2,981,250
                                                                                                      -------------
                                                                                                          3,589,500

Tennessee (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds (Mtn. States Hlth.),
                    Ser. A, 7 1/2s, 7/1/33                                                Baa2            2,515,625

Texas (7.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), 5 7/8s, 11/15/18                        BB+/P             823,750
          2,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1            2,557,025
            650,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P             705,712
            500,000 Gulf Coast Waste Disp. Auth. Rev. Bonds
                    (Valero Energy Corp.), 6.65s, 4/1/32                                  Baa3              502,500
                    Harris Cnty., Hlth. Facs. Dev. Corp.
                    Rev. Bonds, VRDN
          2,000,000 (St. Lukes Episcopal Hosp.), 3.9s, 2/15/27                            A-1+            2,000,000
          2,000,000 (St. Lukes Episcopal Hosp.), 2.95s, 2/15/27                           A-1+            2,000,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa2            2,131,250
          4,800,000 TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                    Ser. C, GNMA Coll, FNMA Coll, 9.967s, 7/2/24                          AAA             5,886,000
                                                                                                      -------------
                                                                                                         16,606,237

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 Carbon Cnty., Util. Rev. Bonds
                    (Laidlaw Solid Waste Disp.),
                    Ser. A, 7 1/2s, 2/1/10                                                BB-             3,287,625
          4,000,000 Tooele Cnty., Poll. Control Rev. Bonds
                    (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27
                    (In default) (NON)                                                    D/P               160,000
                                                                                                      -------------
                                                                                                          3,447,625

Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3              852,500

West Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds
                    (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                              BB+             1,915,625

Wisconsin (0.2%)
-------------------------------------------------------------------------------------------------------------------
            430,000 WI Hsg. & Econ. Dev. Auth. IFB
                    (Home Ownership Dev.), 9.475s, 10/25/22                               Aa3               440,165
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $224,309,972) (b)                                         $ 223,412,474
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $227,626,837.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe at March 31, 2001.
      Securities rated by Putnam are indicated to these securities by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $224,309,972, resulting in gross unrealized appreciation and depreciation of $10,316,259 and $11,213,757, respectively, or net unrealized depreciation of $897,498.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2001 was $8,253,225 or 3.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2001.

      The fund had the following industry group concentrations greater than 10% at March 31, 2001 (as a percentage of net assets):

         Health care         26.2%
         Transportation      23.2


------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001
                                Aggregate Face   Expiration     Unrealized
                  Total Value        Value          Date       Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)     $11,949,219     $11,909,720      Jun-01        $(39,499)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investment in securities at value
(identified cost $224,309,972) (Note 1)                                        $223,412,474
-------------------------------------------------------------------------------------------
Cash                                                                              1,017,494
-------------------------------------------------------------------------------------------
Interest receivable                                                               3,935,287
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,530,292
-------------------------------------------------------------------------------------------
Total assets                                                                    229,895,547

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         43,125
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               998,834
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    800,642
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        392,163
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           14,871
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        15,714
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,838
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,523
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,268,710
-------------------------------------------------------------------------------------------
Net assets                                                                     $227,626,837

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (8,000 shares authorized;
900 shares issued at $50,000 per share) (Note 4)                               $ 45,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                       205,182,558
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,049,865)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,568,859)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (936,997)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $227,626,837

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $ 45,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on Series A remarketed preferred shares              12,759
-------------------------------------------------------------------------------------------
Net assets allocated to Series A remarketed preferred
shares-liquidation preference                                                  $ 45,012,759
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $182,614,078
-------------------------------------------------------------------------------------------
Net assets per common share ($182,614,078 divided by 22,207,810 shares)               $8.22
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended March 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Tax exempt interest income:                                                     $16,004,517

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,577,210
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      185,934
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    11,997
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,252
-------------------------------------------------------------------------------------------
Exchange listing fees                                                                32,933
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              105,350
-------------------------------------------------------------------------------------------
Other                                                                               131,609
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,051,285
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (99,928)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,951,357
-------------------------------------------------------------------------------------------
Net investment income                                                            14,053,160
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,434,161)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (162,740)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year  3,883,669
-------------------------------------------------------------------------------------------
Net gain on investments                                                           1,286,768
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $15,339,928
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended March 31
                                                                     -----------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $14,053,160      $15,135,325
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,596,901)        (713,173)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               3,883,669      (20,305,634)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        15,339,928       (5,883,482)
--------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income:                                            (1,873,713)      (1,610,955)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $12,759 and $9,987, respectively)                  13,466,215       (7,494,437)
--------------------------------------------------------------------------------------------------
Distributions to common shareholders (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income:                                           (12,576,888)     (13,800,296)
--------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        375,957          973,394
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,265,284      (20,321,339)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     226,361,553      246,682,892
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $1,049,865
and $652,424, respectively)                                          $227,626,837     $226,361,553
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         22,161,672       22,063,316
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions             46,138           98,356
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               22,207,810       22,161,672
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                               900              900
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.18        $9.14        $9.28        $9.12        $9.16
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                    .63          .68          .71          .75          .80
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06         (.95)        (.09)         .18         (.08)
------------------------------------------------------------------------------------------------------
Total from
investment operations                    .69         (.27)         .62          .93          .72
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income:
------------------------------------------------------------------------------------------------------
To preferred shareholders               (.08)        (.07)        (.07)        (.08)        (.07)
------------------------------------------------------------------------------------------------------
To common shareholders                  (.57)        (.62)        (.69)        (.69)        (.69)
------------------------------------------------------------------------------------------------------
Total distributions                     (.65)        (.69)        (.76)        (.77)        (.76)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period (common shares)          $8.22        $8.18        $9.14        $9.28        $9.12
------------------------------------------------------------------------------------------------------
Market value,
end of period (common shares)          $8.22        $7.25       $10.94       $10.50       $10.25
------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(a)                     21.63       (28.75)       11.35         9.67        10.26
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $227,627     $226,362     $246,683     $248,063     $242,836
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.14         1.19         1.14         1.15         1.15
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.74         7.09         6.90         7.27         8.05
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.30        16.17         6.92        16.78         9.30
------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
March 31, 2001

Note 1
Significant accounting policies

Putnam High Yield Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund intends to achieve its objective by investing in high yielding tax-exempt municipal securities constituting a portfolio that the fund's manager, Putnam Investment Management, LLC, ("Putnam Management"), a wholly owned subsidiary of Putnam Investments, LLC, believes to be consistent with prudent investment management.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $19,471,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $3,134,000    March 31, 2003
     1,309,000    March 31, 2004
     7,979,000    March 31, 2006
     3,861,000    March 31, 2007
     1,445,000    March 31, 2008
     1,743,000    March 31, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on March 31, 2001 was 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include a temporary difference of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2001, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2001, the fund's expenses were reduced by $99,928 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $26,849,578 and $30,814,412, respectively. Purchases and sales of short-term municipal obligations aggregated $38,745,000 and $32,745,000 respectively.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At March 31, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                 Common Shares
                                                             Votes
                                          Votes for        withheld

Jameson Adkins Baxter                    18,151,333         976,940
Hans H. Estin                            18,128,572         999,701
Ronald J. Jackson                        18,146,893         981,380
Paul L. Joskow                           18,141,844         986,429
Elizabeth T. Kennan                      18,143,614         984,659
Lawrence J. Lasser                       18,147,444         980,829
John H. Mullin III                       18,143,944         984,329
George Putnam, III                       18,145,278         982,995
A.J.C. Smith                             18,142,360         985,913
W. Thomas Stephens                       18,144,444         983,829
W. Nicholas Thorndike                    18,128,089       1,000,184

                                              Preferred Shares
                                                             Votes
                                          Votes for        withheld
John A. Hill                                    879               0
Robert E. Patterson                             879               0

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows:

Common Shares --
18,231,277 votes for, and 107,346 votes against, with 789,650 abstentions.

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was approved as follows:

Common Shares --
1,759,828 votes for, 8,801,363 votes against, 6,901,155 broker non votes, with 1,665,027 abstentions.

Preferred Shares --
zero votes for, 131 votes against, 728 broker non votes, with 20 abstentions.

----------------------------------------------------------------------------

AMENDMENT TO BYLAWS

(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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